U.S. SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                    FORM 8-K
             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 17, 2003

                       COMMISSION FILE NUMBER: 000-32141


                              Nutra Pharma Corp.
            (Exact name of registrant as specified in its charter)



            California                                 91-2021600
-----------------------------------------          -------------------------
(State or jurisdiction of incorporation            (I.R.S. Employer I.D. No.)
 or organization


485 Martin Lane, Beverly Hills, California                  90210
(Address of principal executive offices)                  (Zip Code)
------------------------------------------             ----------------

Registrant's telephone number: (310) 858-7088


           ---------------------------------------------------------
         (Former name or former address, if changed since last report)


Item 1. Change In Control of Registrant

Not Applicable

Item 2. Acquisition or Disposition of Assets

On or about September 19, 2003, Nutra Pharma Corp. entered into an agreement with Infectech, Inc., to acquire over 40% of Infectech's outstanding common stock by exchange of Nutra Pharma shares, with a commitment to make a subsequent tender offer for up to all the remaining common shares. The agreement was approved by a vote of over 80% of Infectech's common shares by its shareholders on October 17, 2003, resulting the in the closing of the acquisition agreement. As a result of the acquisition, Nutra Pharma is now engaged in the business of developing and marketing diagnostic tests and therapeutics for infectious human diseases, in addition to the development of drugs for multiple sclerosis, or MS, HIV and neuromuscular disorders.

COMPANY INFORMATION  -  INFECTECH, INC.

Infectech, Inc. is a biotechnology/genomics company, founded in 1989 to engage in the research and development and marketing of diagnostic tests for infectious human diseases. Infectech's patented technology, when applied in a commercial product, will offer to the medical community a means for the rapid and accurate product identification of pathogens, including Pseudomonas, which is the major cause of death in intensive care units and burn units in the world. The company specializes in the research, development, and production of laboratory kits used in the rapid identification and antibiotic testing of disease-causing pathogens. The company's patents span the identification and antibiotic sensitivity testing of 34 disease-causing bacteria, including:
Tuberculosis, Pseudomonas, M. avium and Nocardia. These bacteria are cited as a prominent cause of death in patients with cancer, cystic fibrosis, and AIDS, as well as patients undergoing surgery. The company's web site is www.infectech.com.

Mycobacterium avium intracellulare ("MAI")is the bacterial infection most often associated with AIDS patients in the developed world. Mycobacterium tuberculosis is the causative agent of the world's deadliest infection. Infectech intends to use its technology to create cost-effective diagnostic kits for identifying and testing disease-causing microorganisms which use paraffin sole carbon source baiting as the source of nutrition for identifying and antibiotic sensitivity testing. Carbon source baiting will be used for such pathogens as Nocardia, Candida tropicalis, Aspergillus, Pseudomonas and a variety of nontuberculous mycobactera. In addition, Infectech intends to use its hydrophobic bating technology to identify and perform antibiotic sensitivity testing on Tuberculosis Complex organisms (Mycobacterium tuberculosis, Mycobacterium bovis and Mycobacterium, africanum). Also, other non-paraffin utilizing organisms will be tested for their ability to be isolated and antibiotic sensitivity tested. Management believes that the combination of Infectech's patented slide culture methodology with amplification and/or gene probes will enable hospital laboratories to identify and ascertain the correct antibiotics to be used against each of the pathogens within a greatly reduced time frame. As a research and development company, Infectech plans to generate its income through the licensing of its technology together with associated royalties.

Industry

The search for the world's deadliest infection, Mycobacterium tuberculosis and other members of its Genus (Mycobacterium)such as AIDS-related Mycobacterium avium-intracellulare ("MAI") has always been very difficult. The organisms are slow growing and require a rigorous pre-preparation to prevent overgrowth of other more rapidly growing organisms often found co-existing in the specimens. Thus, the handling of mycobacterial specimens has usually required highly specialized manpower and equipment. In the AIDS era, mycobacteria such as Mycobacterium tuberculosis and Mycobacterium avium-intracellulare were seen in ever increasing numbers.

This problem has caused many problems for both the developed and underdeveloped countries of the world. The larger metropolitan centers have their specialized laboratories and equipment, but, in rural centers, it has been necessary to send specimens on to central or district health labs where specialized laboratories and equipment are found. In undeveloped countries, laboratory diagnostics have been either very rudimentary or non-existent. In the present American Health Care environment of reduced budgeting, many hospitals are seeking more affordable methodologies.

As a result, there is a need for a technology that would make efficient use of all available manpower and reduce the level of skill and technology needed to
(a) isolate and distinguish between Mycobacterium tuberculosis and non-tuberculous organisms and (b) reduce the need for pre-preparation and (c) assay for antibiotic sensitivity.

The Infectech Solution

During the 1980s, Infectech researchers discovered that certain grades of paraffin wax, when used in conjunction with a slide, could aid in the identification and treatment of various bacterial pathogens with less difficulty, lower costs and in less time than some of the conventional methodologies.

Infectech is positioning itself to capture the market for MAI and Tuberculosis bacteria diagnosis and antibiotic sensitivity testing. Prior to the AIDS epidemic, MAI was a rare disease. After the advent of widespread AIDS infection, MAI was found to infect AIDS patients at a very high rate. It has been estimated by world health authorities that more than 70% of AIDS patients harbor an MAI infection. MAI affects the bond marrow, spleen, liver and lungs. It compromises the lymph nodes, thereby further destroying the patient's immune system. It has been shown that MAI also causes opportunistic infections among non-HIV infected pediatric and elderly persons. MAI is believed to be a major contributor to AIDS wasting syndrome. In addition to MAI, there are at least 20 other disease-causing paraffinophilic bacteria for which Infectech's IDENTIKIT will be a time-saving easy to use diagnostic and treatment tool. Tuberculosis is one of the most prevalent bacterial infections in the world and is an expanding problem.

Infectech initially plans to market its product through licensing and distribution arrangements with large, well-established medical diagnostic companies. Infectech's markets will potentially include hospitals, clinical laboratories, medical research institutions, medical schools, pharmaceutical companies (the antibiotic sensitivity testing methodology can be used to create new drugs to treat paraffinophilic microorganisms), and physicians' offices.

Infectech is exploring the forming of a business relationship for the manufacture of its paraffin-coated slides which is used solely as a central component of the IDENTIKIT. It is important that the manufacturer provides necessary quality control accountability. Infectech President David McClelland is focusing on making available a quality product as well as focusing on product sales. In the event that Infectech does not manufacture any of its proposed products directly, it will have to rely on others to manufacture such products. Although Infectech is currently engaged in preliminary efforts to establish other manufacturing arrangements with respect to certain of its proposed products, there can be no assurance that Infectech will be able to enter into any such additional arrangements, on acceptable terms or at all, or that any manufacturing will be able to meet any demand for such products on timely basis.

Marketing and Sales

It is Infectech's plan to enter the marketplace through a license arrangement with a large international corporation already involved in servicing the medical diagnostics industry. Infectech intends to license its IDENTIKITS for both manufacturing and sales. Initially, every effort will be made to identify potential, exclusive licensees. Infectech would like to select one of the largest medical companies already in the medical diagnostics business as the exclusive licensee. There can be no assurances, however, that an agreement with a licensee will be reached. In support of the licensee's marketing efforts, Infectech will identify ultimate customers for Infectech's products both within the U.S. and outside of the U.S. Those hospitals with quality diagnostic laboratories will be identified along with distributors for hospital technical products and private diagnostic laboratories.

Any contractual arrangements with others concerning the marketing and distribution of its products may result in a lack of control by Infectech over any or all of the marketing and distribution of such products.

Although Infectech is currently engaged in preliminary efforts to establish such marketing arrangements, there can be no assurance that Infectech will be able to enter into any such arrangements on terms acceptable to Infectech, or at all.

Infectech's future growth and profitability will depend, in large part, on the success of its personnel and others in fostering acceptance by the medical community. Such acceptance will be substantially dependent on educating the medical community as to the distinctive characteristics and perceived benefits of Infectech's proposed products. There can be no assurance that Infectech's efforts or those of others will be successful, or that any of its products will receive the necessary acceptance by the medical community.

Bioremediation

On September 14, 1999, Infectech and BioRemedial Technologies, Inc. (BRT) signed an Exclusive Licensing Agreement for the application of Infectech technology in the field of bio-remediation. This Agreement re-stated the earlier Agreement between the companies and provided for their future roles in this field. BRT is a company which specializes in the biodegradation of chlorinated compounds and hydrocarbons. Unlike other bioremediation companies, BRT uses specially prepared microbes to degrade volatile organic compounds from air, ground water and soil. BRT began practical applications of the Infectech technology and began generating revenues in its utilization which resulted in royalty payments to Infectech.

Under the 1999 Agreement, Infectech has entered into a worldwide licensing agreement with BRT for a period of ten (10) years. BRT will utilize Infectech's intellectual property solely as it applies in the field of bioremediation for the creation of microbes for the specific task of bioremediation. Infectech shall receive a royalty of 15% per bioremediation project during the licensing period. Infectech has the right to terminate the exclusivity provisions of the license. Infectech thereby terminated the exclusivity of BRT. In the Agreement, Infectech allows BRT the ability to obtain intellectual property protection for the methodology involved in degrading VOC air emission, and ground water and solid remediation. TCE is the most abundant groundwater contaminant in the United States. TCE is not utilized as a food or energy source by the micro-organisms in the soil or groundwater. As a result, the chemical accumulated in the environment and generates a public health risk.

Competition

Infectech is engaged in a rapidly evolving and highly competitive field. Competition from biotechnology companies, medical device manufacturers, pharmaceutical and chemical companies and other companies within the medical product market is generally intense and is expected to increase. Most of such companies have substantially greater capital resources, research and development staffs, facilities and experience in obtaining regulatory approvals, as well as in the manufacturing, marketing and distribution of products, than Infectech. Academic institutions, hospitals, governmental agencies and other public and private research organizations also conduct research and seek patent protection and may develop competing products or technologies on their own or through joint ventures. In addition, technologies that may be developed in the future may be the basis of competitive products. There can be no assurances that Infectech's competitors will not succeed in developing technologies and products that are more effective and/or less costly than any that are being developed by Infectech or which could render Infectech's technologies obsolete.

At this time, Infectech has limited competition in methodologies for the identification and antibiotic sensitivity testing of paraffinophilic bacteria. Most of the existing identification methods are expensive and time-consuming. While much of Infectech's technology is patented, there can be no assurances, however, that larger, better- financed competitors will not enter the market or that others will not develop competing technologies.

Employees

Infectech employs two full-time employees and two part- time employees. Infectech shall employ additional individuals as required and as its finances permit.

Governmental Regulation

In order to gain broad acceptance in the marketplace, Infectech will need to receive approval from the Food and Drug Administration ("FDA") and other equivalent regulatory bodies outside of the United States. This approval will be based upon clinical testing programs at major medical centers. Data obtained from these institutions will enable Infectech to apply to the FDA for acceptance of its technology through a 510-K applications process. Once the data has been fully gleaned, it is expected that this process would take less than ninety (90) days. President David McClellan has been conferring with a scientist who he feels could be very helpful to Infectech in this endeavor. Infectech's progress in this endeavor has been limited due to its monetary constraints.

No assurance can be given that Infectech will successfully develop or commercialize any proposed application of this technology. Infectech has had early royalties based on the use of its technology in the field of bioremediation through a relationship with Bioremedial Technologies, Inc. Bioremedial Technologies has not recently focused on using Infectech technology. Infectech has had very limited sales of its product in the medical and research field. All product candidates under research and development by Infectech will be subject to regulatory approval by the FDA and, to the extent applicable, comparable foreign agencies or State health departments prior to marketing. The process of complying with FDA regulations and the regulations of other governmental authorities will be costly and time consuming, and Infectech will not be able to commence marketing and commercial sale of any of its proposed products in the United States (other than for research purposes) unless it receives certain clearance or a privilege from the FDA. Failure to comply with applicable regulatory requirements can result in fines, suspensions of approvals and restrictions. In addition, changes in existing regulations, or the adoption of new regulations, could prevent Infectech from obtaining future clearances or approvals. There can be no assurance that the FDA will approve Infectech's product candidates. Infectech's proposed products are also subject to third-party reimbursement policies, such as governmental programs and private insurance plans, where health care services are provided to patients. The market for Infectech's proposed products could be adversely affected by changes in governmental and private third-party payor policies or by federal legislation that would reduce such reimbursements. Furthermore, there can be no assurances that third parties will not develop competing technologies.

Management

Directors and Officers of Infectech

The following table sets forth the name, position held with Infectech and terms of office of each of the officers and directors of Infectech.



         Name                    Position             Term(s) of Office
-----------------------       ---------------         --------------------
Mitchell S. Felder, M.D.     CEO, Treasurer,          Inception to Present
                             and Director             Inception to July 2003
                             President                May 2003 to Present
                             Acting Chairman



David C. McClelland          President and Director   July 2003 to Present


Stephen R. Lewis             Director                 1995 to Present



Len Aronoff, Esq.           Director                  July, 2003 to Present
                            Legal Consultant          2002
                            General Counsel           2003

Anthony P. Cavallo          Director

Mitchell S. Felder, M.D., is one of the founders of Infectech and serves as Acting Chairman of Infectech's Board of Directors and CEO of the Company. Dr. Felder is a contributor to certain of the patent applications for Infectech and has worked in Infectech's clinical medical effort. Dr. Felder has previously served as CEO and President of Infectech, Inc. over the past six years. He received his M.D. degree from the University of Rome, Italy in 1983, and is an attending neurologist at UPMC's hospital system in Greenville, Pennsylvania. Dr. Felder is married to Susan Felder and is a first cousin of Mr. Bernstein.

David C. McClelland has served as a director and President of the Company since July 2003. Mr. McClelland has over 15 years experience in technology and business development with Ben Franklin Technology Partners. He holds a Bachelor's Degree in Mechanical Engineering of Technology from Gannon University, Erie, Pennsylvania and several degree credits from Penn State University in business, plastics and engineering. Mr. McClelland is an apprentice graduate of General Electric Company in 1976.
Stephen R. Lewis has served as a director of Infectech since 1995. Mr. Lewis is an investment broker with, and shareholder of Butler Wick & Co.,Inc. of Sharon, Pennsylvania since 1988. He received his Bachelor's Degree in Finance from Indiana University of Pennsylvania in 1983.
Len Aronoff,Esq. has served as a director since July 2003. Attorney Aronoff has been a member of the Florida Bar since 1984. He had been instrumental in Infectech's raise of money and becoming a publicly traded corporation.
Attorney Aronoff specializes in Securities Law, blue sky and manual exemption matters. Prior to becoming an Attorney, Mr. Aronoff spent 20 years as a radio and television newsman, writer, producer and director in New York and Miami. He also taught communications at Syracuse University, Ithaca College and Emerson College in Boston. He is a veteran of 4 1/2 years in the U.S. Army including 17 months in Korea.

Anthony P. Cavallo holds an MBA from New York University, earning it in 1970. He received his Bachelor's Degree in Business Administration from Wagner College in 1963. Mr. Cavallo is President of Pyramid, Inc., a management and information systems consulting firm. He currently serves on other technology based company boards.

Description of Infectech Securities

Infectech is authorized to issue 20,000,000 shares of Common Stock, par value $.02 per share. As of the date of the acquisition agreement, there were approximately 12,302,368 shares of Common Stock outstanding. The holders of the Common Stock are entitled to one vote per share with respect to all matters on which holders of Infectech's Common Stock are entitled to vote. Holders of Common Stock do not have preemptive, subscription or conversion rights. The stock transfer agent for Infectech, Inc. stock is Florida Atlantic Stock Transfer, Inc., Nob Hill Road, Tamarac, Florida.

Market for common stock and related matters

Infectech, Inc. common stock is traded on the National Quotation Board, "pink sheets" under the symbol IFEC. Trading commenced in April 1999.

Item 3. Bankruptcy or Receivership

Not Applicable

Item 4. Changes in Registrant's Certifying Accountant

Not Applicable

Item 5. Other Events

Item 6. Resignations of Registrant's Directors

None

Item 7. Financial Statements and Exhibits

(a)   Financial Statements of Business Acquired.

It is impractical to provide the required financial statements for Nutra Pharma Corp. at this time. The registrant intends to filed such financial statements as soon as is practical, but not later than 60 days after this report on Form 8-K is filed with the commission.

     (b)   Pro forma Financial Information.

It is impractical to provide the required financial statements for Nutra Pharma, Inc. at this time. Nutra Pharma Corp. will file pro forma consolidated financial statements for itself and its wholly owned subsidiary within 60 days after the filing of this report.

     (c)   Exhibits.

     There are attached hereto the following exhibits:

7.1 Acquisition Agreement of September 19, 2003

Item 8.  Change in Fiscal Year

          Not applicable

Item 9.  Regulation FD Disclosure

          Not applicable

Item 10. Amendments to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics

          Not applicable

Item 11. Temporary Suspensions of Trading Under Registrant's Employee Benefit Plans

          Not applicable

Item 12.  Results of Operations and Financial Condition

          Not applicable


                                    SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 17, 2003

Nutra Pharma Corp.

Rik Deitsch
-----------------------
By: Rik Deitsch
Chief Executive Officer

                                  CERTIFICATION

In connection with the current report of Nutra Pharma Corp. (the "Company") on Form 8K for October 17, 2003, as filed with the Securities and Exchange Commission on the date hereof, Zirk Engelbrecht and Rik Deitsch certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of their knowledge:

     1. The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the report fairly presents, in all material respects, the financial condition and results of the Company.



Dated: October 17, 2003                   By:   Zirk Engelbrecht
                                                ------------------------------
                                                Chief Financial Officer


Dated: October 17, 2003                   By:   Rik Deitsch
                                             -----------------------------
                                              Rik Deitsch, C.E.O.


Exhibit 7.1 Acquisition agreement of September 19, 2003

THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "1933 ACT"), NOR REGISTERED UNDER ANY STATE SECURITIES LAW, AND ARE "RESTRICTED SECURITIES" AS THAT TERM IS DEFINED IN RULE 144 UNDER THE 1933 ACT. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE 1933 ACT, THE AVAILABILITY OF WHICH IS TO BE ESTABLISHED TO THE SATISFACTION OF THE COMPANY.

                              ACQUISITION AGREEMENT


     THIS AGREEMENT (hereinafter "the agreement"), made and entered into as of the 19th day of September, 2003, by and between Nutra Pharma Corp., a California corporation (hereinafter "Nutra Pharma"), Infectech Corporation, (hereinafter "Infectech"), by and for the benefit of the Selling Shareholders ("Shareholders") herein, in consideration of the mutual promises and covenants contained herein, who agree as follows:

     1.  RECITALS:

          This agreement is made and entered into with reference to the following facts and circumstances:

     A. Nutra Pharma is a publicly held California corporation, with currently issued and outstanding, 45,634,500 shares of common stock.

     B. Nutra Pharma is a publicly held, reporting company, whose securities are quoted on the NASD over-the- counter bulletin board under the trading symbol, "NPHC," and whose business plan consists of the development of bio pharmaceutical products.

     C. Infectech is a publicly held company, with currently issued and outstanding stock of 12,302,368 common shares, who is interested in becoming acquired by Nutra Pharma, in order to improve its opportunities to obtain financing for development of its pharmaceutical and medical testing products.

     D. Infectech is a publicly held, non reporting company, whose securities are quoted on the pink sheets under the trading symbol, "IFEC."

     2.  ACQUISITION OF MAJORITY INTEREST OF INFECTECH STOCK.

     A. In exchange for shares of Nutra Pharma restricted common stock, Shareholders hereby agree to transfer to Nutra Pharma, shares of common stock of Infectech representing over 40% of the issued and outstanding common shares. The share exchange shall be structured in such a way as to constitute a tax free or deferred exchange, to minimize the tax consequences to Nutra Pharma, Infectech, and the shareholders.'The issuance of shares shall be made pursuant to Section 4(1) of the Securities Act of 1933, and/or Regulation D of the Securities and Exchange Commission.

     B. The ratio of exchange shall be one share of'Nutra Pharma common stock for every 2 shares of Infectech common stock.

     3. POST CLOSING COVENANTS

     A. Nutra Pharma shall make a tender offer to the shareholders of Infectech, offering Nutra Pharma restricted common stock in exchange for their Infectech common shares, at the ratio of one share of Nutra Pharma stock for every two shares of Infectech. The offer of shares shall be made pursuant to the exemption of registration of securities contained within Regulation D of the Securities and Exchange Commission. Accredited investors and the first 35 unaccredited investors to accept and subscribe to the tender offer shall receive restricted Nutra Pharma shares.

     B. Infectech shall be entitled to nominate David McClelland and Mitchell Felder to the board of directors of Nutra Pharma, who shall serve pursuant to a written Director's Agreement, and be compensated therefor with the sum of 500,000 shares of Nutra Pharma restricted stock each. Nutra Pharma shall be entitled to nominate one director to the board of directors of Infectech.

     C. Nutra Pharma shall invest up to $400,000 in the business plan of Infectech, upon the submission of a budget and timeline and approval of Nutra Pharma's board of directors.

     D. Infectech shall cause all of the current outstanding options to officers and directors to be cancelled.

     E. At closing, there shall be no debt owed to officers and directors by Infectech.

     F. Nutra Pharma shall advance capital for the payment of the ongoing obligations of Infectech, upon the submission of a budget and approval of Nutra Pharma's board of directors.

     4.  CONDITIONS PRECEDENT TO NUTRA PHARMA'S PERFORMANCE

     The exchange of Nutra Pharma  stock is conditioned upon the following:

     A. There shall have been no material adverse change in the business or conditions (financial or otherwise) of Infectech since the execution of the letter of intent between the parties.

     B. The satisfactory completion of the parties' due diligence investigation of Infectech, and its respective business, officers, directors and shareholders.

     C. The representations and warranties contained in this agreement shall have been true in all material respects when made, and, in addition, shall be true and correct in all material respects as of the Closing Date, except for representations and warranties specifically relating to a time or times other than the Closing Date (which shall be true and correct in all material respects at such time or times) and except for changes contemplated and permitted by this Agreement, with the same force and effect as if made as of the Closing Date. Infectech shall have performed or complied in all material respects with all terms, agreements, and covenants and conditions required by this Agreement to be performed by it or prior to the Closing Date, and shall deliver a certificate of its President and Secretary or Assistant Secretary to such effect on the Closing Date.

     D. Infectech shall not have issued any of its common stock up to and including the closing of this agreement, without the informed consent of Nutra Pharma, and covenants to issue such additional stock to Nutra Pharma as may be required to maintain the equity position of Nutra Pharma in Infectech as of the closing of this agreement.

     E. The consent of Infectech shareholders to this transaction shall be obtained. In this regard, Infectech agrees to notice a shareholder's meeting for approval of the transaction, which must be approved by over 50% of its shareholders.

     5.  CONDITIONS PRECEDENT TO INFECTECH'S PERFORMANCE

     The exchange of Nutra Pharma  stock is conditioned on the following:

     A. There shall have been no material adverse change in the business or conditions (financial or otherwise) of Nutra Pharma since the execution of the letter of intent between the parties.

     B. The satisfactory completion of Infectech's due diligence investigation of Nutra Pharma and its business, operations and officers and directors.

     C. The representations and warranties contained in this agreement shall have been true in all material respects when made, and, in addition, shall be true and correct in all material respects as of the Closing Date, except for representations and warranties specifically relating to a time or times other than the Closing Date (which shall be true and correct in all material respects at such time or times) and except for changes contemplated and permitted by this Agreement, with the same force and effect as if made as of the Closing Date. Nutra Pharma shall have performed or complied in all material respects with all terms, agreements, and covenants and conditions required by this Agreement to be performed by it or prior to the Closing Date.

6.  REPRESENTATIONS AND WARRANTIES OF INFECTECH

     Infectech hereby represents and warrants to Nutra Pharma  as follows:

     A. Infectech is a corporation duly formed and validly existing and in good standing under the laws of the state of Delaware, it has all necessary corporate powers to own its properties and carry on its business as now owned and operated by it, and is in good standing in every jurisdiction in which failure to qualify would have a material adverse affect on its business and financial condition, and has the corporate power to enter into and perform this agreement, subject only to the approval of its shareholders. Such execution, delivery and performance of this Agreement and all other instruments and documents to be delivered hereunder have been duly authorized by all necessary corporate action on the part of Infectech and Nutra Pharma , and will not contravene or violate or constitute a breach of the terms of either of its Articles of Incorporation, founding documents, or By-Laws, or conflict with, result in a breach of, or entitle any party to terminate or call a default with respect to any instrument or decree to which either is bound or any contract or any instrument, judgment, order, decree, law, rule or regulation applicable to it. Neither Infectech, nor their shareholders is a party to, or subject to, or bound by any judgment, injunction, or decree of any court or governmental authority or agreement which may restrict or interfere with its performance of this Agreement. This Agreement has been duly executed and delivered and constitutes, and the other instruments and documents to be delivered by Infectech hereunder will constitute, the valid and binding obligations of both of them, enforceable against it in accordance with their respective terms.

     B. Except as otherwise set forth herein, no consent of any party to any contract or arrangement to which Infectech or Nutra Pharma is a party or by which either is bound is required for the execution, performance, or consummation of this Agreement.

     C. There are no actions, suits, proceedings, orders, investigations or claims pending or, to either Infectech or Nutra Pharma 's knowledge, threatened against either one of them, at law or in equity, or before any federal, state or other governmental body, other than those disclosed in the due diligence materials.

     D. The representations and warranties contained in this Section will be accurate, true and correct, in all respects, on and as of the date of Closing as though made at such date in identical language.

     E. All of Infectech's assets are free and clear of security interests, liens, pledges, charge and encumbrances, equities or claims, except those obligations to shareholders and others as reported on its financial statements.

     F. Neither Infectech, nor any of its officers and directors has ever been convicted of any felony or misdemeanor offense involving moral turpitude; nor have they been the subject of any temporary or permanent restraining order resulting from unlawful transactions in securities; nor are they now, or have they ever been, a defendant in any lawsuit alleging unlawful business practices or the unlawful sale of securities; nor have they been the debtor in any proceedings, whether voluntary or involuntary, filed in the U.S. Bankruptcy Court.

     G. The execution, delivery and performance of this agreement by Infectech does not require the consent, waiver, approval, license or authorizations of any person or public authority which has not been obtained, does not violate, with or without the giving of notice or the passage of time or both, any law applicable to either Infectech, and does not conflict with or result in a breach or termination of any provisions of, or constitute a default under, or result in the creation of any lien, charge or encumbrance upon any of the property or assets of Infectech .

     H. Infectech has complied with all laws, ordinances, regulations and orders which have application to their respective businesses, the violation of which might have a material adverse effect on their respective financial condition or results of operations, and possesses all governmental licenses and permits material to and necessary for the conduct of their respective business, the absence of which might have a material adverse effect on their respective financial condition or results of operations. All such licenses and permits are in full force and effect, no violations are or have been recorded in respect of any such licenses or permits, and no proceeding is pending or threatened to revoke or limit any such licenses or permits.

     I. The authorized share capital of Infectech consists of 20,000,000 shares of common class stock, 12,302,368 of which are issued and outstanding, and are owned, beneficially and of record by Infectech's shareholders and no other share capital of Infectech is issued and outstanding. There are no subscriptions, options or other agreements or commitments, obligating Infectech to issue any shares or securities convertible into its shares at the date of this agreement, except for those to former officers and directors, which are currently frozen, and there shall not be any others on the Closing Date.

     J. Infectech has made available to Nutra Pharma all of its audited and unaudited financial statements, all of its notes, mortgages and other obligations and agreements and other instruments for or relating to any borrowing effected by Infectech or to which any properties or assets of Infectech is subject, leases and similar agreements under which Infectech is subject, and a list of any and all contracts, agreements, and other instruments material to the conduct of Infectech's business. Infectech has performed all obligations required by it to be performed under the any of the foregoing, and there has not occurred any event which with the passage of time or giving notice or both would constitute a default.

     K. Infectech has good and marketable title to the 32 medical patents registered and pending in its name, and such patents have been duly maintained.

     7.  REPRESENTATIONS AND WARRANTIES  OF NUTRA PHARMA

          Nutra Pharma  hereby represents and warrants as follows:

     A. Nutra Pharma is a corporation duly formed and validly existing and in good standing under the laws of the state of California, it has all necessary corporate powers to own its properties and carry on its business as now owned and operated by it, and is in good standing in every jurisdiction in which failure to qualify would have a material adverse affect on its business and financial condition, and has the corporate power to enter into and perform this agreement, subject only to the approval of its shareholders. Such execution, delivery and performance of this Agreement and all other instruments and documents to be delivered hereunder have been duly authorized by all necessary corporate action on the part of Nutra Pharma , and will not contravene or violate or constitute a breach of the terms of either of its Articles of Incorporation, founding documents, or By-Laws, or conflict with, result in a breach of, or entitle any party to terminate or call a default with respect to any instrument or decree to which either is bound or any contract or any instrument, judgment, order, decree, law, rule or regulation applicable to it. Nutra Pharma is not a party to, or subject to, or bound by any judgment, injunction, or decree of any court or governmental authority or agreement which may restrict or interfere with its performance of this Agreement. This Agreement has been duly executed and delivered and constitutes, and the other instruments and documents to be delivered by Nutra Pharma hereunder will constitute, the valid and binding obligations of it, enforceable against it in accordance with their respective terms.

     C. Except as otherwise set forth herein, no consent of any party to any contract or arrangement to which Nutra Pharma is a party or by which it is bound is required for the execution, performance, or consummation of this Agreement.

     D. The representations and warranties contained in this Section will be accurate, true and correct, in all respects, on and as of the date of Closing as though made at such date in identical language.

    E. All of Nutra Pharma 's assets are free and clear of security interests, liens, pledges, charge and encumbrances, equities or claims, except those obligations to shareholders and others as reported on its financial statements.

     F. The shares of Nutra Pharma being transferred pursuant to this agreement will be validly and legally issued and not subject to any security interests, liens, pledges, charges, encumbrances or proxies of any kind.

     G. Neither Nutra Pharma , nor any of its officers and directors has ever been convicted of any felony or misdemeanor offense involving moral turpitude; nor have they been the subject of any temporary or permanent restraining order resulting from unlawful transactions in securities; nor are they now, or have they ever been, a defendant in any lawsuit alleging unlawful business practices or the unlawful sale of securities; nor have they been the debtor in any proceedings, whether voluntary or involuntary, filed in the U.S. Bankruptcy Court.

     H. The authorized share capital of Nutra Pharma consists of 1 billion (1,000,000,000) shares of common class stock, 45,634,500 of which are issued and outstanding, and are owned, beneficially and of record by Nutra Pharma 's shareholders and no other share capital of Nutra Pharma is issued and outstanding. There are no subscriptions, options or other agreements or commitments, obligating Nutra Pharma to issue any shares or securities convertible into its shares at the date of this agreement, and there shall not be any others on the Closing Date.

     I. Nutra Pharma has made available to Infectech all of its reports on file with the Securities and Exchange Commission, which reports reflect all of its audited and unaudited financial statements, all of its notes, mortgages and other obligations and agreements and other instruments for or relating to any borrowing effected by Nutra Pharma or to which any properties or assets of Nutra Pharma is subject, leases and similar agreements under which Nutra Pharma is subject, and a list of any and all contracts, agreements, and other instruments material to the conduct of Nutra Pharma 's business. Nutra Pharma has performed all obligations required by it to be performed under the any of the foregoing, and there has not occurred any event which with the passage of time or giving notice or both would constitute a default.

     J. The execution, delivery and performance of this agreement by Nutra Pharma does not require the consent, waiver, approval, license or authorizations of any person or public authority which has not been obtained, does not violate, with or without the giving of notice or the passage of time or both, any law applicable to Nutra Pharma , and does not conflict with or result in a breach or termination of any provisions of, or constitute a default under, or result in the creation of any lien, charge or encumbrance upon any of the property or assets of Nutra Pharma .

    K. Nutra Pharma has complied with all laws, ordinances, regulations and orders which have application to its business, the violation of which might have a material adverse effect on its financial condition or results of operations, and possesses all governmental licenses and permits material to and necessary for the conduct of its business, the absence of which might have a material adverse effect on their respective financial condition or results of operations. All such licenses and permits are in full force and effect, no violations are or have been recorded in respect of any such licenses or permits, and no proceeding is pending or threatened to revoke or limit any such licenses or permits.

     L. All of the representations and warranties herein made by Nutra Pharma are applicable to it and to each of its subsidiaries as well.

     M. There are no actions, suits, and proceedings pending or threatened against or affecting Nutra Pharma or its respective properties, business, or subsidiaries, at law or in equity and before or by any federal, state or other governmental body or any arbitration board, domestic or foreign. Nutra Pharma has no knowledge or notice of, any grounds for any other action, suit or proceeding.

     N.   Nutra Pharma  has no outstanding payables.

     O. Infectech shall have received an opinion, dated the Closing Date, from Nutra Pharma's legal counsel, which shall be in a form and substance satisfactory to Infectech, as follows:

          1. Nutra Pharma is a corporation, formed and duly organized, validly existing and in good standing under the laws of the state of California. Nutra Pharma has the corporate power to enter into and perform this agreement. Nutra Pharma has the corporate power to own or lease its properties and to carry on its business as now being conducted. The capitalization of Nutra Pharma is as stated in such opinion, and all issued and outstanding shares of Nutra Pharma are duly authorized, validly issued, fully paid and non-assessable.

          2. No provision of the founding documents or statutes of Nutra Pharma , or of any mortgage, indenture, agreement, contract, or other instrument known to such counsel to which Nutra Pharma is a party, will be violated or breached by the performance of this agreement, or to the knowledge of such counsel, requires the consent or authorization of any other person, firm or corporation to this agreement or that, if required, such consent or authorization has been obtained.

          3. Except for the matters referred to in this Agreement or disclosed in writing to Nutra Pharma prior to the date of this agreement, such counsel knows of no materially adverse action, suit or proceeding pending or threatened against Nutra Pharma , except that is specifically set forth in Exhibit 2 hereto.

          4. Nutra Pharma has full power and authority to execute this Agreement.

          5. All corporate acts and other proceedings required to be taken by Nutra Pharma to authorize the performance of this Agreement have been duly and properly taken, except for the approval of Nutra Pharma 's shareholders, pursuant to a duly noticed shareholder's meeting, which is required to consummate this agreement. This agreement constitutes the legal, valid and binding obligations of Nutra Pharma , enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization, or other laws affecting the enforcement of creditors' rights generally from time to time in effect.

     8.  CLOSING

      Concurrently with the Closing, Nutra Pharma shall deliver certificates representing the Nutra Pharma shares being transferred, upon the delivery of the Infectech shares, with duly attached stock powers and third party releases, complete with signature guarantees.

     9.  NOTICES

     Any notices called for in this agreement shall be effective upon personal service or upon service by first class mail, postage prepaid, to the parties at such addresses to be designated by the parties in writing.

     10.    MISCELLANEOUS PROVISIONS:

     This agreement shall be construed in accordance with the laws of the State of California.

     This agreement shall be binding upon and shall inure to the benefit of the parties hereto, their beneficiaries, heirs, representatives, assigns, and all other successors in interest.

     Each of the parties shall execute any and all documents required to be executed and perform all acts required to be performed in order to effectuate the terms of this agreement.

     This agreement contains all of the agreements and understandings of the parties hereto with respect to the matters referred to herein, and no prior agreement or understanding pertaining to any such matters shall be effective for any purpose.

     Each of the parties hereto has agreed to the use of the particular language of the provisions of this Agreement, and any question of doubtful interpretation shall not be resolved by any rule of interpretation against the party who causes the uncertainty to exist or against the draftsman.

     This agreement may not be superseded, amended or added to except by an agreement in writing, signed by the parties hereto, or their respective successors-in-interest.

     Any waiver of any provision of this agreement shall not be deemed a waiver of such provision as to any prior or subsequent breach of the same provision or any other breach of any other provision of this agreement.

     If any provision of this agreement is held, by a court of competent jurisdiction, to be invalid, or unenforceable, said provisions shall be deemed deleted, and neither such provision, its severance or deletion shall affect the validity of the remaining provisions of this agreement, which shall, nevertheless, continue in full force and effect.

     The parties may execute this agreement in two or more counterparts, each of which shall be signed by all of the parties; and each such counterpart shall be deemed an original instrument as against any party who has signed it.

     The parties shall use their reasonable best efforts to obtain the consent of all necessary persons and agencies to the transfer of shares provided for in this agreement.

     Each party shall bear their own attorney's fees and costs with respect to their due diligence and review of this Agreement. Nutra Pharma shall bear all the costs associated with the acquisition of the shares, including any SEC filings, state filings, and disclosures.

     IN WITNESS WHEREOF, the parties have executed this agreement as of the day and year first above written.

                              Nutra Pharma Corp.

                                   Zirk Engelbrecht
                       By:
                                   ZIRK ENGELBRECHT, Chairman and
                                   Chief Financial Officer


                              Infectech Corporation

                        By:   David McClelland, Sr.
                              ------------------------------------
                              DAVID McCLELLAND, President/Treasurer


                              Shareholders:


                              Mitchell S. Felder, M.D.
                              ------------------------
                              Mitchell S. Felder, M.D.
                              For the board of Directors: Vote 5 Yes; 0 No